UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2026

Radian Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11356	23-2691170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 East Swedesford Road, Suite 350

Wayne, Pennsylvania, 19087

(Address of Principal Executive Offices, and Zip Code)

(215) 231-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RDN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, Radian Mortgage Capital LLC (“RMC”), a subsidiary of Radian Group Inc. (the “Company”) is a party to the Master Repurchase Agreement with Everbank Bank, N.A. (“Everbank”), dated as of April 30, 2025, to finance the acquisition of mortgage loans and related mortgage loan assets (the “Everbank MRA”). RMC uses the financing facility to finance its acquisition of residential mortgage loans from correspondent lenders, which are held by RMC for direct sale to mortgage investors or distribution in the capital markets through securitization.

Also, as previously disclosed, in connection with the Everbank MRA, on April 30, 2025, the Company entered into a Guaranty Agreement in favor of Everbank (the “Parent Guaranty”) to guaranty the obligations of RMC under the Everbank MRA.

Since April 2025, RMC, the Company and Everbank have amended the Everbank MRA to update pricing terms.

The Company and Everbank entered into the Second Amendment to the Everbank MRA on March 23, 2026 to decrease the maximum borrowing amount to $25 million (the “Second Amendment”).

In all other respects the terms of the Everbank MRA, including the Parent Guaranty, remain unchanged.

The foregoing summary is qualified in its entirety by reference to the full text of the Second Amendment, which is filed as Exhibit 10.1, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Second Amendment, dated March 23, 2026, to that certain Master Repurchase Agreement, dated April 30, 2025, as amended, restated, supplemented or otherwise modified from time to by and among Everbank, N.A., Radian Mortgage Capital LLC, as seller and Radian Group Inc., as guarantor

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIAN GROUP INC.
(Registrant)

Date: March 26, 2026

	By:	/s/ Liane Browne
Liane Browne
Senior Vice President